HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

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Supplement dated August 14, 2013 to your Prospectus

1.  FUND OBJECTIVE CHANGE

T. ROWE PRICE EQUITY INCOME FUND – CLASS R

Effective on or about November 1, 2013, the investment objective for the T. Rowe Price Equity Income Fund Sub-Account is deleted and replaced with:

Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

2.  FUND OBJECTIVE CHANGE

T. ROWE PRICE GROWTH STOCK FUND, INC. – CLASS R

Effective on or about November 1, 2013, the investment objective for the T. Rowe Price Growth Stock Fund, Inc. Sub-Account is deleted and replaced with:

Seeks long-term capital growth through investments in stocks.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.